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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                                 PULITZER INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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                            NOTICE TO PULITZER INC.
                              STOCK OPTION HOLDERS

This Notice contains important information in Q&A format about your Pulitzer Inc. stock options in the context of the pending acquisition of Pulitzer Inc. by Lee Enterprises, Incorporated (the "Lee Merger"). Lee Enterprises, Incorporated has agreed, as part of the merger, to the conversion of your Pulitzer Inc. stock options into cash as noted below.

Q-1: WHEN IS THE LEE MERGER EXPECTED TO OCCUR?

A-1: It is anticipated that the Lee Merger will close during the second quarter of this year.

Q-2: WHAT WILL HAPPEN TO PULITZER INC. STOCK OPTIONS AS A RESULT OF THE LEE MERGER?

A-2: All Pulitzer Inc. stock options outstanding on the date of the Lee Merger will be converted automatically into the right to receive cash based upon the difference between $64.00 (the per share Lee Merger purchase price) and the purchase price per share under the options. For example, if you hold an option for 1,000 shares with a purchase price per share of $44.00, you will receive a cash payment of $20,000 for your option [1,000 shares x ($64 Lee Merger price minus $44 purchase price)].

Q-3: WILL THE CASH PAYMENTS I RECEIVE FOR MY OPTIONS BE SUBJECT TO TAX WITHHOLDING?

A-3: The option cashout payments will be taxable as compensation for income and employment tax purposes, and will thus be subject to applicable withholding.

Q-4: WHAT WILL HAPPEN TO MY NON-VESTED OPTIONS AS A RESULT OF THE LEE MERGER?

A-4: Your non-vested options will be cashed out on the date of the Lee Merger as if they were fully vested, provided your employment with Pulitzer Inc. or a Pulitzer Inc. subsidiary continues until that time.

Q-5: MAY I EXERCISE MY VESTED OPTIONS BEFORE THE LEE MERGER.

A-5: Yes, subject to Company policies and legal requirements applicable generally to option exercises. We intend to establish a cutoff date for the exercise of vested options prior to the date of the Lee Merger. This will allow us to cash out the unexercised options (vested and non-vested) in an orderly manner on the date of the Lee Merger. We will announce the cutoff date as we get closer to the anticipated closing date.

Q-6: DO I HAVE TO EXERCISE MY VESTED OPTIONS BEFORE THE LEE MERGER?

A-6: No. All vested options that are not exercised before the cutoff date (see A-5 above) will be cashed out on the date of the Lee Merger (see A-2 above).

Q-7: DO I HAVE TO TAKE ANY ACTION IN ORDER TO RECEIVE THE CASH VALUE OF MY OPTIONS IN CONNECTION WITH THE LEE MERGER?

A-7: No. You do not have to submit your option certificates or take other action in order to have your options converted into cash on the date of the Lee Merger. The cashout process will happen automatically.
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Q8: WHEN WILL I RECEIVE THE CASH PAYMENT FOR MY OPTIONS?

A8: We plan to send out checks for the option cashout payments on the date of the Lee Merger. The checks will be processed by our payroll department.

Q-9: WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A-9: Please contact Alan G. Silverglat (###-##-#### or asilverglat@pulitzer.net) or James V. Maloney (314-340-8402 or jmaloney@pulitzer.net) if you have any additional questions about your Pulitzer Inc. stock options in the context of the Lee Merger. Also, please see the following paragraphs.

                           ---------------------------

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed Lee Merger transaction will be submitted to the stockholders of Pulitzer Inc. for their consideration, and Pulitzer Inc. will file with the SEC a proxy statement to be used to solicit the stockholders' approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction.

STOCKHOLDERS OF PULITZER INC. ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the proxy statement, as well as other filings containing information about Pulitzer Inc., may be obtained at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to James V. Maloney, Secretary, Pulitzer Inc., 900 North Tucker Boulevard, St. Louis, Missouri 63101.

PARTICIPANTS IN THE SOLICITATION

Pulitzer Inc. and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Pulitzer Inc. in connection with the proposed transaction. Information regarding the directors and executive officers of Pulitzer Inc. is available in the proxy statement for the Pulitzer Inc. 2004 annual meeting of stockholders, which was filed with the SEC on April 2, 2004. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.